EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


       I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Series Fund, Inc., certify that:

            1. I have reviewed this report on Form N-CSR of Merrill Lynch Series Fund, Inc., including the following portfolios:
                  Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio, Large Cap Core Strategy Portfolio, Money Reserve Portfolio and Natural Resources Portfolio;

            2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

            3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



            Date: February 24, 2003

                                                /s/ Donald C. Burke_
                                                ------------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch Series Fund, Inc.

                                                                    Exhibit 99.1



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT



       I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Series Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



       Dated: February 24, 2003





                                                /s/ Donald C. Burke
                                                -------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch Series Fund, Inc.

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


       I, Terry K. Glenn, President of Merrill Lynch Series Fund, Inc., certify that:

            1. I have reviewed this report on Form N-CSR of Merrill Lynch Series Fund, Inc., including the following portfolios:
                  Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio, Large Cap Core Strategy Portfolio, Money Reserve Portfolio and Natural Resources Portfolio;

            2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

            3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



            Date: February 24, 2003



                                                     /s/ Terry K. Glenn
                                                     ------------------
                                                     Terry K. Glenn,
                                                     President of
                                                     Merrill Lynch Series Fund,
                                                     Inc.

Exhibit 99.1



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT



       I, Terry K. Glenn, President of Merrill Lynch Series Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of SecHtion 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



       Dated: February 24, 2003





                                                 /s/ Terry K. Glenn
                                                 ------------------
                                                 Terry K. Glenn,
                                                 President of
                                                 Merrill Lynch Series Fund, Inc.